Exhibit 10.29

REVEL AC, INC.

2011 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

FORM OF INCENTIVE STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2011 Equity Incentive Plan shall have the same meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which is incorporated herein by reference (together, the “Award Agreement”).

I. NAME OF PARTICIPANT (the “Participant”):

II. GRANT

The undersigned Participant has been granted an option to purchase Common Stock of Revel AC, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant	Vesting Commencement Date:

Exercise Price per Share	Type of Option	Incentive Stock Option

Total Number of Shares Granted	Term/Expiration Date

III. VESTING SCHEDULE

The Vesting Schedule set forth below is subject to ,the “Additional Vesting Conditions” set forth in Section 2 of the attached Award Agreement (which conditions are applicable to % of the Total Number of Shares Granted hereunder that would otherwise vest pursuant to the Vesting Schedule below), the Vesting Schedule for the Option is as follows:

Vesting Date	% of Grant (or # of Shares) Vested as of such Date

PARTICIPANT	REVEL AC, INC.

Signature	By

Print Name	Title

Residence Address

REVEL AC, INC.

STOCK OPTION

AWARD AGREEMENT

1.	GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Award an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per share of Common Stock (each a “Share” and collectively the “Shares”) set forth in the Notice of Stock Option Award (the “Exercise Price”), and subject to the terms and conditions of the 2011 Amended and Restated Equity Incentive Plan (the “Plan”), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Award as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), the Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.	ADDITIONAL VESTING CONDITIONS.

Subject to the provisions of the Plan and Section 4 of this Award Agreement, the Participant shall be entitled to exercise this Option with respect to all or a portion of the percentage or number of the Shares provided in the Vesting Schedule set forth in the Award Notice; provided, however, that one third of the number of shares that would otherwise vest on each vesting date as provided in the Award Notice will not vest unless and until both Vesting Events (as such term is defined in the Securityholders’ Agreement referenced below) are satisfied. For the avoidance of doubt, unless and until both Vesting Events are satisfied only               of the Shares will vest on the                anniversary of the Vesting Commencement Date and                of the Shares will vest on the                anniversary of the Vesting Commencement Date.

3.	EXERCISE OF OPTION.

i.	Right to Exercise. The Option may be exercised during its term in accordance with the Vesting Schedule set out on the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

ii.

Method of Exercise. The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), the Participant’s agreement to be subject to a right of first refusal with respect to Exercised Shares and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by (1) payment of the aggregate Exercise Price as to all Exercised Shares and (2) a grant of an irrevocable proxy in the form attached hereto as Exhibit C signed and dated by the Participant. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

4.	TERMINATION. If the Participant’s Service is terminated (a “Termination”), then unless otherwise provided in this Award Agreement or the Plan, this Option may be exercised as to all shares with respect to which Participant could exercise this Option on the date of Termination, and which shares have not been previously purchased, until the earlier of the Expiration Date (as provided in the Notice of Stock Option Award), or:

(i) in the case of a Termination by reason of death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code, or any successor provision (the “Code”)) one year after such Termination; and

(ii) in all other cases, ninety (90) days after the Termination;

and there shall be no further vesting of the Option after such Termination.

Notwithstanding the foregoing, in the case of a Termination for cause, the ability to exercise this Option may be terminated on such earlier date as the Company may specify, and such date may be set so as to prevent the Participant from further exercising any portion of this Option. For purposes of this Agreement, the term “Service” shall mean service as an employee of the Company, its parent or a subsidiary within the meaning of Section 422 of the Code (or any successor provision). Whether a termination of Service shall have occurred for purposes of this Agreement shall be determined by the Company, which determination shall be final, binding and conclusive. In no event may this Option be exercised after the Expiration Date set forth in the Award Notice.

5.	PARTICIPANT’S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) at the time the Option is exercised and as a condition of such exercise, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

6.	SECURITYHOLDERS’ AGREEMENT. By executing this Award Agreement, the Participant acknowledges and agrees that as a condition to exercising the Option, he shall be required to become a party to that certain Securityholders’ Agreement dated as of February 17, 2011, by and among the Company and certain holders of the Company’s Common Stock (as it may be amended from time to time, the “Securityholders’ Agreement”), and shall sign a Joinder Agreement in the form attached to such Securityholders’ Agreement, and that the Common Stock acquired upon exercise of the Option shall be subject to the terms and conditions of such Securityholders’ Agreement.

7.	LOCK-UP PERIOD. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

8.	RESTRICTIONS ON EXERCISE. The Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Common Stock upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

9.	NON-TRANSFERABILITY OF OPTION. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

10.	TERM OF OPTION. The Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

11.	UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of the Option of some of the United States federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

i.	Exercise of ISO. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

ii.

Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Common Stock on the date of exercise over the Exercise Price. If the Participant is an employee or a former employee, the Company will be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver the Common Stock if such withholding amounts are not delivered at the time of exercise.

iii.	Disposition of Shares. In the case of a Nonstatutory Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within one (1) year after exercise or two (2) years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the Incentive Stock Option Shares were held.

iv.	Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one (1) year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

v.	Withholding. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of the Option, the exercise of the Option, the lapse of a restriction placed on the Option or the Shares issued upon exercise of the Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of the Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes.

12.

ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. The Participant further understands, acknowledges and agrees that the Option granted hereunder is in full and complete satisfaction of any and all agreements, obligations or other arrangements that the Company or any of its affiliates may otherwise have had to provide Participant with any equity or other long term incentive plan (“LTIP”) participation in the Company or any of its affiliates, whether pursuant to an employment agreement or otherwise, and supersedes any and all such prior agreements or arrangements with respect thereto, including without limitation any such employment agreement. This agreement is governed and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

13.	NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, this Award Agreement and the Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of the Plan, this Award Agreement and the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Award Agreement or the Option. Participant further agrees to notify the Company upon any change in the residence address indicated above.

EXHIBIT A

2011 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Revel AC, Inc.

1301 Atlantic Avenue, Suite 200

Atlantic City, NJ 08401

ATTENTION: President

1.	Exercise of Option. Effective as of today, , [YEAR], the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase shares of the Common Stock (the “Shares”) of Revel AC, Inc. (the “Company”) under and pursuant to the 2011 Equity Incentive Plan (the “Plan”) and the Notice of Stock Option Award and Stock Option Award Terms dated (the “Award Agreement”).

2.	Delivery of Payment. Purchaser herewith delivers to the Company the full Exercise Price of the Shares, as set forth in the Award Agreement.

3.	Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan, and the Award Agreement, and agrees to abide by and be bound by their terms and conditions.

4.	Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 3(b) of the Plan.

5.	Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

a.	Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

b.	Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any part of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

c.	Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

d.	Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of purchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

e.	Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. Tithe Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

f.	Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

g.	Termination of Right of First. Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

6.	Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.	Restrictive Legends.

a.	Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

b.	Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

c.	Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.	Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

9.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

10.	Governing Law; Severability. This Agreement is governed and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

11.	Entire Agreement. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

[Signatures appear on next page.]

Submitted by:	Accepted by:

PARTICIPANT	REVEL AC, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received by Company

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	REVEL AC INC.

SECURITY:	COMMON STOCK (THE “SECURITIES”)

NUMBER OF SHARES:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

a.	Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

b.	Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

c.	Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof; in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate or a non-affiliate, who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

d.	Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

EXHIBIT C

GRANT OF IRREVOCABLE PROXY

The undersigned hereby irrevocably appoints the Board of Directors of Revel AC, Inc. (the “Company”) and any representative designated by such Board, as the undersigned’s proxy with full power of substitution, to vote for the undersigned and on the undersigned’s behalf all of the Shares at all stockholder meetings of the Company and other votes of the Company’s stockholders held or taken after the date hereof with respect to any matter, including without limitation the public offering of the Company’s shares, election of directors, acquisition of the Company (by merger, sale of assets or shares or otherwise) or change in control in the Company, and irrevocably appoints the Board of Directors and any representative designated by such Board to sign any actions by written consent of the Company’s stockholders taken after the date hereof on behalf of all of the Company’s Shares to effect the above.

“Shares” means Company’s shares issued upon exercise of options granted to the undersigned under the Company’s 2011 Equity Incentive Plan.

This Proxy shall expire immediately before the completion of an initial public offering by the Company of its shares pursuant to the Securities Act of 1933.

The undersigned agrees that (i) in addition to all other legal or equitable remedies available, injunctive relief and specific performance may be utilized in the event of the breach or threatened breach of this Proxy, (ii) if any provision of this Proxy shall be held to be invalid under applicable law, such provision shall be effective only to the extent of such invalidity and without invalidating the remainder of such provision or the other provisions in this Proxy, and (iii) the certificates evidencing its shares in the Company, issued upon exercise of options granted under the Company’s 2011 Equity Incentive Plan, will bear the following legend in addition to any other legends required under any agreement or applicable law: “THESE SECURITIES ARE SUBJECT TO A PROXY, A COPY OF WHICH IS AVAILABLE AT THE CORPORATION’S PRINCIPAL OFFICE”.

This Proxy is granted in connection with the exercise of an option granted to the undersigned of the Company pursuant to and in accordance with the Company’s 2011 Equity Incentive Plan and is coupled with an interest. The undersigned further agrees that this Proxy (i) shall survive the undersigned’s merger or dissolution, (ii) is binding upon the successors and assignees (by operation of law or otherwise, whether for value or without value) of the undersigned’s shares in the Company, (iii) is governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles, (iv) supersedes and replaces any prior oral or written proxies or amendments thereto which may have been executed by the undersigned with respect to the Company’s securities, and (v) is for the benefit of the Company and its stockholders and may be enforced by the Company or any of its stockholders.

Name of Stockholder:

Signature of Stockholder:

Date: